EXHIBIT 10.4

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment made pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment

20070105.006.S.010.A.001

High Speed Service Delivery Order Provisioning

Between

StarTek, Inc.

And

AT&T Services, Inc.

AMENDMENT NO. 1

ORDER NO. 20070105.006.S.010

High Speed Service Delivery Order Provisioning

This Amendment, effective on the date when signed by the last Party (“Effective Date”), and amending Order No. 20070105.006.S.010, is by and between StarTek, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

WITNESSETH

WHEREAS, Supplier and AT&T entered into Order No. 20070105.006.S.010 on June 5, 2008 (the “Order”); and

WHEREAS, Supplier and AT&T desire to amend the Order as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.)    Section 2. Duration of Order is hereby amended to replace the first sentence of this Section with the following:

“This Order will continue in effect for a term expiring on June 30, 2010, unless it is Cancelled or Terminated before that date.”

2.)    Section 6 Maximum Expenditure is hereby amended to replace the first sentence of this Section with the following:

“The maximum expenditure shall not exceed [*] Dollars ($[*]) over the life of this Order.”

3.)    Section 7 Program Manager/Point of Contact is hereby amended to replace AT&T’s Program Representative to:

“[*]

[*]

[*]

[*]”

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

The terms and conditions of Order No. 20070105.006.S.010 in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Order No. 20070105.006.S.010 to be executed, as of the date the last Party signs.

StarTek, Inc.		AT&T Services, Inc.

By:	/s/ A. Laurence Jones	By:	/s/ Kathy Holzer-Muniz

Printed Name:	A. Laurence Jones	Printed Name:	Kathy Holzer-Muniz

Title:	President & CEO	Title:	Sr. Contract Manager

Date:	3-25-10	Date:	3/24/2010